UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2020

PUBLIC STORAGE

(Exact name of registrant as specified in its charter)

Maryland	001-33519	95-3551121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.200% Cum Pref Share, Series W, $0.01 par value	PSAPrW	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.200% Cum Pref Share, Series X, $0.01 par value	PSAPrX	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.400% Cum Pref Share, Series B, $0.01 par value	PSAPrB	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.125% Cum Pref Share, Series C, $0.01 par value	PSAPrC	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.950% Cum Pref Share, Series D, $0.01 par value	PSAPrD	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.900% Cum Pref Share, Series E, $0.01 par value	PSAPrE	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange
0.875% Senior Notes due 2032	PSA32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

On September 29, 2020, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”), with BofA Securities, Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, for the sale of 10,000,000 of its depositary shares (“Depositary Shares”) with each representing 1/1,000 of a 3.875% Cumulative Preferred Share of Beneficial Interest, Series N, of the Company (the “Preferred Shares”). Pursuant to the Underwriting Agreement, the Company granted the underwriters a 30-day option to purchase up to 1,500,000 additional Depositary Shares to cover over-allotments. The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

The underwriters have performed investment banking and advisory services for the Company from time to time for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business.

The lenders under the Company’s existing revolving credit facility include, among other financial institutions from time to time as lenders party thereto, Bank of America, N.A., an affiliate of BofA Securities, Inc.; Morgan Stanley Bank, N.A., an affiliate of Morgan Stanley & Co. LLC; UBS AG, Stamford Branch, an affiliate of UBS Securities LLC; and Wells Fargo Bank, National Association, an affiliate of Wells Fargo Securities, LLC. Wells Fargo Bank, National Association is the administrative agent of the Company’s existing revolving credit facility and the trustee under the indenture governing the Company’s senior notes.

Item 3.03	Material Modification to Rights of Security Holders

Upon issuance of the Preferred Shares referenced in Item 5.03 below, the ability of the Company to make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on, any other shares of beneficial interest of the Company ranking junior to or on a parity with the Preferred Shares, will be subject to certain restrictions in the event that the Company does not declare distributions on the Preferred Shares during any distribution period.

The terms of the Preferred Shares are set forth in the Articles Supplementary to the Company’s Declaration of Trust, as amended, that are filed as Exhibit 3.1 hereto and incorporated herein by reference. The terms of the Depositary Shares are set forth in the Master Deposit Agreement entered into as of May 31, 2007 by the Company with Computershare Trust Company, N. A., as depositary, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 6, 2007 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) Under the Company’s Declaration of Trust, as amended, the Board of Trustees is authorized without further shareholder action to provide for the issuance of up to 100,000,000 preferred shares of beneficial interest. On September 30, 2020, the Company filed with the Maryland State Department of Assessments and Taxation, Articles Supplementary designating 11,500 of the Company’s preferred shares of beneficial interest as “3.875% Cumulative Preferred Shares, Series N.”

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

1.1	Underwriting Agreement relating to the Company’s depositary shares each representing 1/1,000 of a 3.875% Cumulative Preferred Share of beneficial interest, Series N

3.1	Articles Supplementary for the Preferred Shares

4.1	Master Deposit Agreement between the Company and Computershare Trust Company, N.A., as depositary, dated as of May 31, 2007, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 6, 2007 and incorporated herein by reference

5.1	Opinion of Hogan Lovells US LLP as to the legality of the Preferred Shares and Depositary Shares

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ Nathaniel A. Vitan
Date: September 30, 2020		Nathaniel A. Vitan Senior Vice President, Chief Legal Officer & Corporate Secretary